                               UNIT PURCHASE AGREEMENT



         THIS UNIT PURCHASE AGREEMENT (the "Agreement") is made as of this 15th day of April, 1997 by and between THE IMMUNE RESPONSE CORPORATION, a Delaware corporation (the "Company"), and DENNIS J. CARLO, PH.D., an individual (the "Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.   PURCHASE AND SALE OF THE UNITS.

         1.1  SALE AND ISSUANCE OF COMMON STOCK AND COMMON STOCK WARRANTS AT
THE INITIAL CLOSING. Subject to the terms and conditions of this Agreement, Investor agrees to purchase at the Initial Closing and the Company agrees to sell and issue to Investor at the Initial Closing, 253,715 Units at the purchase price per Unit equal to the product of (a) the sum of (i) the closing price of the Company's common stock on April 11, 1997 ($7.69) and (ii) $1.19 per share of common stock into which the Warrant (as defined below) is exercisable, multiplied by (b) .879 (the "Per Unit Price"), for an aggregate price of $1,978,977.00 (the "Initial Investment"). Each Unit consists of one share of the Company's Common Stock, par value $.0025 per share (the "Common Stock"), and a nontransferable warrant to purchase one share of the Company's Common Stock (the "Warrant") in the form attached hereto as EXHIBIT A.

         The shares of Common Stock sold to Investor pursuant to this Agreement are hereinafter referred to as the "Shares," and the shares of Common Stock arising from the exercise of the Warrant are hereinafter referred to as the "Warrant Shares." The Shares, the Warrant and the Warrant Shares are hereinafter referred to collectively as the "Securities."

         1.2  SALE AND ISSUANCE OF COMMON STOCK AND COMMON STOCK WARRANTS AT
THE NASD APPROVAL CLOSING. Subject only to the written approval by the National Association of Securities Dealers, Inc. ("NASD"), which approval must be received by the Company no later than six weeks from the date hereof in a form reasonably acceptable to the Company, Investor agrees to purchase at the NASD Approval Closing and the Company agrees to sell and issue to Investor at the NASD Approval Closing, 2,695 Units (as defined above) at the Per Unit Price for an aggregate price of $21,021.00 (the "NASD Approval Investment").

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         At the option of Investor, Investor may prepare a letter for submission by the Company to the NASD outlining the nature of the Initial Investment and the NASD Approval Investment and requesting confirmation from the NASD that the NASD Approval Investment may be consummated without first obtaining approval from the Company's stockholders. The Company will submit such letter to the NASD as promptly as practicable after receiving the same from Investor.

         1.3 INITIAL CLOSING. The purchase and sale of the Securities for the Initial Investment shall take place at the offices of Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, California, at 11:00 A.M., on April 15, 1997, or at such other time and place as the Company and Investor mutually agree (which time and place are designated as the "Initial Closing"). At the Initial Closing, Investor shall deliver to the Company (i) a bank wire in the amount of $494,744.25 payable to the Company's order and (ii) a promissory note in the form attached hereto as EXHIBIT B in the principal amount of $1,484,232.75 payable to the Company's order (the "Promissory Note"). Upon payment in full of all amounts due under the Promissory Note, the Company shall deliver to Investor the Warrant and a certificate representing the Shares; provided, however, that the Company hereby acknowledges that Investor shall be the sole record and beneficial owner of the Shares upon the Initial Closing.

         1.4 NASD APPROVAL CLOSING. The purchase and sale of the securities for the NASD Approval Investment shall take place at the offices of Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, California, within five business days after receipt by the Company from Investor of written NASD approval for such sale, or at such other time and place as the Company and Investor mutually agree (which time and place are designated as the "NASD Approval Closing"). At the NASD Approval Closing, the Company shall deliver to Investor 2,695 Units against delivery to the Company by Investor of a bank wire in the amount of $21,021 payable to the Company's order.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company.

         2.2 VALID ISSUANCE OF THE SECURITIES. The issuance, sale and delivery of the Securities are within the Company's corporate powers and have been duly authorized by all required corporate action on the part of the Company and


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its stockholders and when such Securities are issued, sold and delivered in accordance with the terms hereof, such Securities will be duly and validly issued, fully paid and nonassessable. The issuance, sale and delivery of the Securities are not subject to preemptive or any similar rights of the stockholders of the Company or any liens or encumbrances arising through the Company.

         2.3 AUTHORIZATION. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in Section 7.8 of this Agreement may be limited by applicable federal or state securities laws.

         2.4 CAPITALIZATION. The authorized capital of the Company consists of:

         (a) PREFERRED STOCK. 5,000,000 shares of Preferred Stock, of which 20,000 shares have been designated Series E Participating Preferred Stock, par value $.001 per share (the "Participating Preferred Stock"). There are no shares of Participating Preferred Stock issued and outstanding.

         (b) COMMON STOCK. 40,000,000 shares of Commons Stock, of which 20,298,207 shares were issued and outstanding on April 10, 1997.

         (c) AGREEMENTS FOR PURCHASE OF SHARES. Except for (i) the purchase privileges under the Company's Stockholder Rights Plan, as described in the Company's filings with the Securities and Exchange Commission ("SEC"); (ii) options to purchase an aggregate of 2,963,155 shares of Common Stock granted pursuant to the various stock plans of the Company as of February 28, 1997; and
(iii) the agreement of Trinity Medical Group Co., Ltd of Bangkok, Thailand to make an additional equity investment of up to $10 million, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company has no obligations or agreements concerning the repurchase of any of the shares of its outstanding capital stock.

         2.5 NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the


                                         -3-


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issuance of the Securities do not and will not conflict with or result in a breach by the Company of any of the terms or provisions, of or constitute a default under the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any state thereof or any applicable decree, judgment or order of any federal or state court, federal or state regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

         2.6 RIGHTS AGREEMENT. As a registered holder of the Shares, Investor will be a beneficiary under that certain Rights Agreement, dated as of February 26, 1992, between the Company and First Interstate Bank, Ltd. (the "Rights Agreement"), and will be entitled to receive one Right for each share of Common Stock issued pursuant to this Agreement, including the Warrant Shares, each Right representing the right to purchase one one-thousandth of a share of Participating Preferred Stock having the rights, powers and preferences set forth in the Rights Agreement. The Company shall amend the Rights Agreement so that the execution and delivery of this Agreement and the consummation of the issuance of the Securities will not cause Investor to become an Acquiring Person (as defined in the Rights Agreement) thereunder.

         2.7 SEC FILINGS. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the NASDAQ National Market System. The Company has filed all forms, reports and documents required to be filed pursuant to the federal securities laws and the rules and regulations promulgated thereunder for a period of at least twelve (12) months immediately preceding the offer or sale of the Shares and the Warrant (or for such shorter period that the Company has been required to file such material). The Company's filings with the SEC complied as of their respective filing dates, or in the case of registration statements, their respective effective dates, in all material respects with all applicable requirements of the Securities Act of 1933 (the "Securities Act") and the Exchange Act and the rules and regulations promulgated thereunder. None of such filings, including, without limitation, any exhibits, financial statements or schedules included therein, at the time filed, or in the case of registration statements, at their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements


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

therein, in light of the circumstances under which they were made, not misleading.

         2.8 LITIGATION. Except as disclosed in the Company's filings with the SEC, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof.

         2.9 NO DEFAULT. Except as disclosed in the Company's filings with the SEC, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material agreement or instrument to which it is a party or by which it or its property may be bound.

         2.10 SUBSEQUENT EVENTS. Since December 31, 1996, (i) the Company has incurred no liability or obligation, contingent or otherwise, that taken as a whole, is material in the aggregate to the Company, except in the ordinary course of business, and (ii) there has been no material adverse change in the condition or results of operations, financial or otherwise, of the Company, taken as a whole.

         2.11 CONSENTS AND APPROVALS. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority or any third party is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Shares by the Company, other than the filings that have been made prior to the Initial Closing or the NASD Approval Closing, as the case may be, except that any notices of sale required to be filed by the Company with the SEC under Regulation D of the Securities Act, or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

         2.12 REGISTRATION STATEMENT. To the best of the Company's knowledge, there exist no facts or circumstances that would inhibit or delay the preparation and filing of a registration statement with the SEC under the Securities Act in accordance with Section 7 of this Agreement.

         2.13 REMOVAL OF LEGENDS.


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

         (a) Any legend endorsed on a certificate pursuant to Section 3.7 hereof shall be removed (i) if the shares of the Common Stock represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (ii) if such shares may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (iii) subject to the provisions of Section 3.6(c) hereof, if the holder of such shares shall have provided the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel and from attorneys reasonably acceptable to the Company and its counsel, stating that a public sale, transfer or assignment of such shares may be made without registration.

         (b) Any legend endorsed on a certificate pursuant to Section 3.7(c) hereof shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Shares provides the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel and from attorneys reasonably acceptable to the Company and its counsel, stating that such state legend may be removed.

         2.14 FINDER'S FEE. The Company neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         3. REPRESENTATIONS AND WARRANTIES OF INVESTOR. Investor hereby represents and warrants that:

         3.1 AUTHORIZATION. Investor has full power and authority to enter into this Agreement and this Agreement constitutes its valid and binding obligation except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in
Section 7.8 of this Agreement may be limited by applicable federal or state securities laws.

         3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Securities to be received by Investor will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of


                                         -6-


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any part thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with the Securities Act and applicable state securities laws. Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         3.3 DISCLOSURE OF INFORMATION. Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 2 of this Agreement or the right of Investor to rely thereon.

         3.4 INVESTMENT EXPERIENCE. Investor is an investor in securities of companies in the development stage and acknowledges that it is able to bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

         3.5 RESTRICTED SECURITIES. Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in reliance on an exemption therefrom. In this connection Investor represents that it is familiar with SEC Rule 144, as presently in effect ("Rule 144"), and understands the resale limitations imposed thereby and by the Securities Act.

         3.6 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

         (a) One (1) year from the date hereof has elapsed; and

         (b) The entire principal balance of the promissory note attached hereto as EXHIBIT B, together with all accrued and unpaid interest, fees and late charges thereon, has been paid in full by Investor to the Company; and


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         (c)  There is then in effect a Registration Statement under the
Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

         (d) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, as currently in existence, except in unusual circumstances.

         3.7 LEGENDS. Each certificate representing any of the Securities shall bear substantially one or all of the following legends:

         (a)  IN THE CASE OF ALL SECURITIES:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE 1933 ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDERS) IS BOUND BY THE TERMS OF A UNIT PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

         (b)  IN THE CASE OF THE WARRANT:

    THIS WARRANT IS NON-TRANSFERABLE AND MAY ONLY BE EXERCISED BY THE ORIGINAL PURCHASER.

         (c) Any legend required by the laws of the State of California or other jurisdiction, including any legend


                                         -8-


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required by the California Department of Corporations and sections 417 and 418 of the California Corporations Code.

         3.8 ACCREDITED INVESTOR. Investor is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act.

         3.9 CONFIDENTIALITY. Investor hereby represents, warrants and covenants that Investor shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information identified as confidential that is furnished to Investor by the Company in connection with this Agreement. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by Investor, (b) lawfully disclosed to Investor by a third party who possessed such information without any obligation of confidentiality or (c) known previously by Investor or lawfully developed by Investor independent of any disclosure by the Company. Investor further covenants that Investor shall return to the Company all tangible materials containing such information upon request by the Company.

         3.10 FINDER'S FEE. Investor neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Investor agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees or representatives is responsible.

         4. CALIFORNIA COMMISSIONER OF CORPORATIONS.

         4.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions, the waiver of which shall not be effective unless Investor consents in writing thereto:


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         5.1 REPRESENTATIONS AND WARRANTIES.  The representations and warranties of the Company contained in Section 2 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing.

         5.3 COMPLIANCE CERTIFICATE.  The Chief Financial Officer of the
Company shall deliver to Investor at each Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since December 31, 1996.

         5.4 QUALIFICATION. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities to Investor (i) pursuant to Section 1.1 of this Agreement shall be duly obtained and effective as of the Initial Closing, and (ii) pursuant to
Section 1.2 of this Agreement shall be duly obtained and effective as of the NASD Approval Closing.

         5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at each Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investor and its special counsel, and Investor shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

         6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by
Investor:

         6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Investor contained in Section 3 hereof shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

         6.2 PAYMENT OF PURCHASE PRICE. Investor shall have delivered to the Company the purchase price specified in Section 1.1 on or before the Initial Closing, and shall


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have delivered to the Company the purchase price specified in Section 1.2 on or before the NASD Approval Closing.

         6.3 QUALIFICATION. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities to Investor (i) pursuant to Section 1.1 of this Agreement shall be duly obtained and effective as of the Initial Closing, and (ii) pursuant to
Section 1.2 of this Agreement shall be duly obtained and effective as of the NASD Approval Closing.

         6.4 STOCK PLEDGE AGREEMENT. Investor shall have executed a Stock Pledge Agreement for the benefit of the Company in the form attached hereto as EXHIBIT C.

         6.5  FAIRNESS OPINION.   The Company shall have received from its
investment banker, Montgomery Securities, an opinion that the proposed consideration to be received by the Company from Investor in exchange for the Units is fair to the Company from a financial point of view, such opinion to be in the form attached hereto as Exhibit D.

         7. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

         7.1  CERTAIN ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing with the SEC a registration statement or similar document in compliance with the Securities Act, and such registration statement or document becoming effective under the Securities Act.

         "REGISTRABLE SECURITIES" shall mean (i) the Shares, (ii) the shares of Common Stock issued pursuant to that certain Unit Purchase Agreement of even date herewith between the Company and Kevin B. Kimberlin, and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the


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shares referenced in (i) and (ii) above, PROVIDED, HOWEVER, that Registrable
Securities shall not include any shares of Common Stock which have previously been registered or which have been sold in a public offering.

         "REGISTRATION STATEMENT" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         7.2 REGISTRATION. If after one year following the Initial Closing, but no later than five years following the Initial Closing, Investor requests in writing that the Company file a Registration Statement for a public offering of the Registerable Securities (a "Demand Request"), the Company will use its reasonable best efforts to effect a registration to permit the sale of such Registrable Securities as described below, and pursuant thereto the Company will:

              (a) within ten (10) days of the Company's receipt of a Demand Request, give written notice of such request to all holders of Registerable Securities ("Holders");

              (b) prepare and file with the SEC within sixty (60) days of the Company's receipt of a Demand Request, and use its reasonable best efforts to have declared effective by the SEC, a Registration Statement on any appropriate form under the Securities Act as may then be available to the Company relating to resale of all of the Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of the notice required under
Section 7.2(a) and use its reasonable best efforts to cause such Registration Statement to remain continuously effective for a period of one year or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; PROVIDED that a registration will not count as the permitted demand registration until the Registration Statement becomes effective and remains effective for the period specified herein, so long as such registration is not withdrawn at the request of the holder;

              (c) prepare and file with the SEC such amendments, supplements and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep such Registration Statement effective for the period specified in Section 7.2(b) and to comply with the provisions of the Securities Act and the Exchange Act

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with respect to the distribution of all Registrable Securities during such period;

              (d) notify the Investor promptly, and confirm such notice in writing, (i) when the Prospectus or any supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) when a Prospectus or a Prospectus supplement is required to be delivered under the Securities Act upon discovery that the Prospectus, as then in effect, includes an untrue statement of material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances then existing, which requires amendment or supplementation of the Registration Statement or Prospectus;

              (e) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

              (f) deliver to the Investor without charge as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities in compliance with the Securities Act;

              (g) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or market on which shares of the Common Stock are then listed, and if shares of the Common Stock are not so listed, use its reasonable best efforts promptly to cause all such Registerable Securities to be listed on either the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market;

              (h) use its reasonable best efforts to qualify or register the Registrable Securities for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as are reasonably requested by Investor. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to general service of process or taxation as a foreign corporation in any jurisdiction where it is not now so subject;

              (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

         Investor shall furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

         If the Company delivers a certificate in writing to Investor to the effect that a delay in the sale of Registrable Securities by Investor under the Registration Statement is necessary because a sale pursuant to such Registration Statement in its then current form would reasonably be expected to constitute a violation of the federal securities laws, then Investor shall agree not to sell or otherwise transfer such Registrable Securities for the period of time specified by the Company in its certificate. In no event shall such delay exceed ten (10) business days; PROVIDED, HOWEVER, that if, prior to the expiration of such ten (10) business day period, the Company delivers a certificate in writing to Investor to the effect that a further delay in such sale beyond such ten (10) business day period is necessary because a sale pursuant to such Registration Statement in its then current form would reasonably be expected to constitute a violation of the federal securities laws, the Company may refuse to permit Investor to resell any Registrable Securities pursuant to such Registration Statement for one additional period not to exceed five (5) business days.

         7.3 REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees with respect to the filings required to be made with the NASD, fees and expenses of compliance with the securities or Blue Sky laws, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants of the Company, fees and expenses incurred in connection with the listing of the securities, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company, will be borne by the Company, regardless of whether the Registration Statement becomes effective; PROVIDED, HOWEVER, that the Company will not be required to pay discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or fees or disbursements of any counsel to Investor.

         7.4  UNDERWRITTEN REGISTRATIONS; SELECTION OF UNDERWRITER.  If
Investor so elects, the offering of Registerable Securities shall be in the form of an underwritten offering and the Company shall have the exclusive right to designate the managing underwriter or underwriters with respect to the related offering of the Registerable Securities, which underwriter or underwriters must be reasonably acceptable to the Investor.

         7.5 RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and it will take such further action as Investor may reasonably request, all to the extent required to enable Investor to sell Registrable Securities without registration under the Securities Act in reliance on the exemption provided by Rule 144 or Rule 144A or any successor or similar rules or statues. Upon the request of Investor, the Company will deliver to Investor a written statement as to whether the Company has complied with such information and requirements.

         7.6 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Securities and all related rights granted to Investor by the Company under this Section 7 may be transferred or assigned by Investor only to a transferee or assignee of not less than 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), PROVIDED that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Securities with respect to which such registration rights are being transferred or assigned, and, PROVIDED FURTHER, that the transferee or assignee of such rights assumes the obligations of Investor under this Section 7.

         7.7 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, Investor shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Investor (other than those included in the registration) during the one hundred twenty (120) day period following the effective date of a registration statement of the Company filed under the Securities Act.

    The obligations described in this Section 7.7 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Securities subject to the foregoing restriction until the end of such one hundred twenty (120) day period.

    Each time the Company invokes its Market Stand-off rights under this
Section 7.7 while Investor is entitled to make a Demand Request, the period during which Investor shall be entitled to make a Demand Request under Section
7.2 hereof shall be extended by an additional one hundred twenty (120) days; PROVIDED, HOWEVER, that Investor's Demand Request period will not be extended following the first Market Stand-Off unless such Market Stand-Off occurs within one hundred twenty (120) days of the expiration of Investor's Demand Request period.

         7.8 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Section 7:

              (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, any person or entity to or through whom Investor sells Registerable Securities that may be deemed to be an underwriter (as defined in the Securities Act), any officer, director, partner or agent thereof, and each person, if any, who controls the Investor or underwriter within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other United States federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any related registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or offering circular or in any application or other document or communication executed by or on behalf of the Company relating to such registration (together, "Selling Documents"), (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or other United States federal or state securities law, or any rule or regulation promulgated under the Securities

Act, the Exchange Act or other United States federal or state securities law; and the Company will pay to the Investor, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as incurred; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 7.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor, underwriter or controlling person.

              (b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Selling Document, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any officer, director, partner or agent thereof and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other United States federal or state securities law insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with such registration; and the Investor will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 7.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 7.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this subsection 7.8(b) exceed the proceeds (net of underwriting discounts and commissions) from the related offering of the Registerable Securities received by the Investor.

              (c) After receipt by an indemnified party under this Section 7.8 of notice of the commencement of any action (including any governmental action) involving a claim referred to in Sections 7.8(a) or 7.8(b) hereof, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.8.

              (d) If the indemnification provided for in this Section 7.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that in any such case, (A) the Investor will not be required to contribute any amount in excess of the proceeds (net of underwriting discounts and commissions) received by the Investor from all Registrable Securities offered and sold by the Investor pursuant to the applicable Selling Document; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into by the Company in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control, PROVIDED that Investor is a signatory to the underwriting agreement.

              (f)  The obligations of the Company and the Investor under this
Section 7.8 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 7 and otherwise.

         8. MISCELLANEOUS.

         8.1 SURVIVAL OF WARRANTIES. The representations and warranties of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Investor or the Company.

         8.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8.3 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, except as they may be preempted by federal law. In any action brought or arising out of this Agreement, Investor and the Company hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law.

         8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         8.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified (or upon the date of attempted delivery where delivery is refused) or, if sent by telecopier, telex, telegram, or other facsimile means, upon receipt of appropriate confirmation of receipt, or five (5) days after deposit with the United States Postal Service, by registered or certified mail, or one (1) day after deposit with next day air courier, with postage and fees prepaid and addressed to the party entitled to such notice at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other parties to this Agreement.

         8.7 EXPENSES. Except as otherwise specified in this Agreement, irrespective of whether the Initial Closing or the NASD Approval Closing is effected, each party hereto shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         8.8 AMENDMENTS AND WAIVERS. Except as otherwise specified in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such Securities, and the Company.

         8.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         8.10 AGGREGATION OF STOCK. All shares of Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         8.11 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto and other documents delivered expressly hereby constitute the full and entire understanding and agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein and therein.

         8.12 PRESS RELEASES. The Company agrees not to issue any press release concerning the transactions contemplated by this Agreement, the terms of which are not reasonably acceptable to Investor.

         8.13 EXCHANGE ACT FILINGS. The Company agrees to consult with Investor before filing with the SEC any information required under the Exchange Act concerning the transactions contemplated by this Agreement and agrees to consider in good faith all reasonable comments received from Investor in connection therewith.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                             THE IMMUNE RESPONSE CORPORATION


                             By     /s/ Charles J. Cashion
                                ------------------------------------------
                             Title    Vice President
                                  ----------------------------------------

                             Address: 5935 Darwin Court
                                      Carlsbad, CA 92008


                             INVESTOR



                               /s/ Dennis J. Carlo, Ph.D.
                             ---------------------------------------------
                             Dennis J. Carlo, Ph.D.

                             Address: The Immune Response
                                      Corporation
                                      5935 Darwin Court
                                      Carlsbad, CA 92008

                        THIS WARRANT IS NON-TRANSFERABLE AND
                   MAY ONLY BE EXERCISED BY THE ORIGINAL PURCHASER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.





                      *****************************************

                           The Immune Response Corporation
                            COMMON STOCK PURCHASE WARRANT

                      *****************************************

    This certifies that, for good and valuable consideration, The Immune Response Corporation, a Delaware corporation (the "Company"), grants to Dennis
J. Carlo, Ph.D. (the "Warrantholder"), the right to subscribe for and purchase from the Company 253,715 validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, $.0025 par value (the "Common Stock"), at the purchase price per share of $14 (the "Exercise Price"), exercisable at any time and from time to time during the period (the "Exercise Period") commencing on the 17th day of April, 1997 and ending on the fourth anniversary of the date hereof, all subject to the terms, conditions and adjustments herein set forth.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    1. DURATION AND EXERCISE OF WARRANT; CALL OF WARRANT; PAYMENT OF TAXES; INFORMATION.

    1.1  DURATION AND EXERCISE OF WARRANT.

    (a) CASH EXERCISE. This Warrant may be exercised in whole or in part by the Warrantholder by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by wire transfer of immediately available funds to a bank account specified by the Company of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.

    (b)  NET ISSUE EXERCISE.  In lieu of exercising this Warrant pursuant to
Section 1.1(a), this Warrant may be exercised in whole or in part by the Warrantholder by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect Net Issue Exercise and specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period. Upon such exercise, the Warrantholder shall be entitled to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election in which event the Company shall issue to Warrantholder a number of shares of the Company's Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

         X = Y x (A-B)
             ---------
                 A

Where    X =  the number of shares of Common Stock to be issued to
              Warrantholder under this Section 1.1(b);

         Y = the number of shares of Common Stock purchasable under this Warrant, or any lesser number of shares as to which this Warrant is being exercised (at the date of such calculation);

         A = the fair market value of one share of the Company's Common Stock (at the date of such calculation);

         B =  the Exercise Price (as adjusted to the date of such calculation).

    (c) OTHER FORMS OF EXERCISE. This Warrant may also be exercised in whole or in part by the Warrantholder by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) payment of the Exercise

Price, in whole or in part, by delivery to the Company of (A) shares of Common Stock owned by the Warrantholder having a fair market value as of the close of business on the date on which this Warrant shall have been surrendered equal to the portion of the Exercise Price being paid in such shares, or (B) irrevocable instructions to a broker-dealer to sell (or margin) a sufficient portion of the Warrant Shares and deliver the sale (or margin loan) proceeds directly to the Company to pay for the Exercise Price.

    (d)  PROCEDURAL ISSUES.  All Warrant Shares issued pursuant to this Section
1.1 shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business (i) on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares, if issued pursuant to Section 1.1(a) or Section 1.1(c), or (ii) on the date on which this Warrant shall have been surrendered, if issued pursuant to Section 1.1(b). A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within ten (10) days, thereafter. The stock certificate or certificates so delivered shall be in denominations of 100 shares each or such lesser or greater denominations as may be reasonably specified by the Warrantholder in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

    (e) FAIR MARKET VALUE. For purposes of Sections 1.1(b), 1.1(c), 1.2 and 6.1(d), fair market value of one share of the Company's Common Stock shall mean:

         (i) the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or,

         (ii) if not listed or traded on any such exchange, the last reported sales price per share on the Nasdaq National Market or the Nasdaq Small-Cap Market (collectively, "Nasdaq") or,

         (iii) if not listed or traded on any such exchange or Nasdaq, the average of the bid and asked price per share as reported in the "pink sheets" published by the National Quotation Bureau, Inc. (the "pink sheets") or,

         (iv) if such quotations are not available, the fair market value per share of the Company's Common Stock on the date such notice was received by the Company as reasonably determined by the Board of Directors of the Company.

    1.2 CALL OF WARRANT BY COMPANY. If at any time prior to the exercise of this Warrant in full, the fair market value of one share of the Company's Common Stock remains equal to or greater than $28 over any consecutive forty-five (45) day period (the "Threshold Period"), the Company shall have the option to purchase this Warrant from Warrantholder for $.05 per Warrant Share. To exercise this call option, the Company shall, within thirty (30) days following termination of the Threshold Period, and at least thirty (30) days prior to exercise of the option, provide the Warrantholder with written notice specifying the date the option will be exercised. The Warrantholder then shall have ten
(10) days after receipt of such notice to exercise its rights under this Warrant.

    If the Company fails to exercise this call option in the manner and within the time periods specified in this Section 1.2, the Company shall be deemed to have waived its right to invoke such option and Warrantholder shall retain all rights granted to it under this Warrant as though the Threshold Period had never occurred; PROVIDED, HOWEVER, that the Company's call option shall be revived should the Company's Common Stock again trade at or above $28 for an additional Threshold Period following any previous waiver by the Company of such option.

    1.3 PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

    1.4 INFORMATION. Upon receipt of a written request from a Warrantholder, the Company agrees to deliver promptly to such Warrantholder a copy of its current publicly available financial statements and to provide such other publicly available information concerning the business and operations of the Company as such Warrantholder may reasonably request in order to assist the Warrantholder in evaluating the merits and risks of exercising the Warrant and to make an informed investment decision in connection with such exercise.

    2.   RESTRICTIONS ON TRANSFER; RESTRICTIVE LEGENDS.

    2.1 RESTRICTIONS ON TRANSFER; COMPLIANCE WITH SECURITIES LAWS. This Warrant is not assignable. The Warrant Shares issued upon the exercise of the Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). The Warrantholder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

    2.2 RESTRICTIVE LEGENDS. This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

         "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

    Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Warrantholder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares.

    3.   RESERVATION AND LISTING OF SHARES, ETC.

    The Company covenants and agrees that all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant and will, at its expense, upon each such reservation of shares, procure such listing of such shares of Common Stock (subject to issuance or notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed or on Nasdaq.

    4.   EXCHANGE, LOSS OR DESTRUCTION OF WARRANT.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company reasonably may require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used in this agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

    5.   OWNERSHIP OF WARRANT.

    The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

    6.   CERTAIN ADJUSTMENTS.

    6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

    (a) STOCK DIVIDENDS. If at any time prior to the exercise of this Warrant in full (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

    (b) COMBINATION OF STOCK. If at any time prior to the exercise of this Warrant in full the number of shares of Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (f).

    (c) REORGANIZATION, ETC. If at any time prior to the exercise of this Warrant in full any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets, including cash (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.

    (d) FRACTIONAL SHARES. No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current fair market value per share of Common Stock, determined in accordance with Section 1.1(e) hereof.

    (e) CARRYOVER. Notwithstanding any other provision of this Section 6, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

    (f) EXERCISE PRICE ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

    (g) NO DUPLICATE ADJUSTMENTS. Notwithstanding anything else to the contrary contained herein, in no event will an adjustment be made under the provisions of this Section 6 to the number of Warrant Shares issuable upon exercise of this Warrant or the Exercise Price for any event if an adjustment having substantially the same effect to the Warrantholder as any adjustment that otherwise would be made under the provisions of this Section 6 is made by the Company for any such event to the number of shares of Common Stock (or other securities) issuable upon exercise of this Warrant.

    6.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of the Warrant or upon the exercise of this Warrant.

    6.3 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, etting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

    7.   REGISTRATION RIGHTS.

    7.1  CERTAIN ADDITIONAL DEFINITIONS.

    As used in this Warrant, the following capitalized terms shall have the following meanings:

    "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

    "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing with the SEC a registration statement or similar document in compliance with the Securities Act, and such registration statement or document becoming effective under the Securities Act.

    "REGISTRABLE SECURITIES" shall mean (i) the Warrant Shares and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Warrant Shares.

    "REGISTRATION STATEMENT" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Warrant, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

    7.2 REGISTRATION. Upon the written request of Warrantholder (a "Demand Request"), but in no event later than four (4) years from the date hereof, the Company shall:

    (a) within ten (10) days of the Company's receipt of a Demand Request, give written notice of such request to all holders of Registerable Securities ("Holders");

    (b) prepare and file with the SEC within sixty (60) days of the Company's receipt of a Demand Request, and use its reasonable best efforts to have declared effective by the SEC, a Registration Statement on any appropriate form under the Securities Act as may then be available to the Company relating to resale of all of the Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of the notice required under Section 7.2(a) and use its reasonable best efforts to cause such Registration Statement to remain continuously effective for a period of one (1) year or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; PROVIDED that a registration will not count as the permitted demand registration until the Registration Statement becomes effective and remains effective for the period specified herein, so long as such registration is not withdrawn at the request of the holder;

    (c) prepare and file with the SEC such amendments, supplements and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep such Registration Statement effective for the period specified in Section 7.2(a) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all Registrable Securities during such period;

    (d)  notify the Warrantholder promptly, and confirm such notice in writing,
(i) when the Prospectus or any supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) when a Prospectus or a Prospectus supplement is required to be delivered under the Securities Act upon discovery that the Prospectus, as then in effect, includes an untrue statement of material fact or omits to state a material fact necessary to make the statements therein not misleading in light of the circumstances then existing, which requires amendment or supplementation of the Registration Statement or Prospectus;

    (e) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

    (f) deliver to the Warrantholder without charge as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as Warrantholder may reasonably request in order to facilitate the disposition of the Registrable Securities in compliance with the Securities Act;

    (g) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or market on which shares of the Common Stock are then listed, and if the shares of the Common Stock are not so listed, use its reasonable best efforts promptly to cause all such Registerable Securities to be listed on either the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market;

    (h) use its reasonable best efforts to qualify or register the Registrable Securities for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as are reasonably requested by Investor.
The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to general service of process or taxation as a foreign corporation in any jurisdiction where it is not now so subject;

    (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

    Warrantholder shall furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

    If the Company delivers a certificate in writing to Warrantholder to the effect that a delay in the sale of Registrable Securities by Warrantholder under the Registration Statement is necessary because a sale pursuant to such Registration Statement in its then current form would reasonably be expected to constitute a violation of the federal securities laws, then Warrantholder shall agree not to sell or otherwise transfer such Registrable Securities for the period of time specified by the Company in its certificate. In no event shall such delay exceed ten (10) business days; PROVIDED, HOWEVER, that if, prior to the expiration of such ten (10) business day period, the Company delivers a certificate in writing to Warrantholder to the effect that a further delay in such sale beyond such ten (10) business day period is necessary because a sale pursuant to such Registration Statement in its then current form would reasonably be expected to constitute a violation of the federal securities laws, the Company may refuse to permit Warrantholder to resell any Registrable Securities pursuant to such Registration Statement for one additional period not to exceed five (5) business days.

    7.3 REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees with respect to the filings required to be made with the National Association of Securities Dealers, Inc., fees and expenses of compliance with the securities or Blue Sky laws, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants of the Company, fees and expenses incurred in connection with the listing of the securities, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company, will be borne by the Company, regardless of whether the Registration Statement becomes effective; PROVIDED, HOWEVER, that the Company will not be required to pay discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or fees or disbursements of any counsel to Warrantholder.

    7.4 UNDERWRITTEN REGISTRATIONS; SELECTION OF UNDERWRITER. If the Warrantholder so elects, the offering of Registerable Securities shall be in the form of an underwritten offering and the Company shall have the exclusive right to designate the managing underwriter or underwriters with respect to the related offering of the Registerable Securities, which underwriter or underwriters must be reasonably acceptable to the Warrantholder.

    7.5 RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and it will take such further action as Warrantholder may reasonably request, all to the extent required to enable Warrantholder to sell Registrable Securities without registration under the Securities Act in reliance on the exemption provided by Rule 144 or Rule 144A or any successor or similar rules or statues. Upon the request of Warrantholder, the Company will deliver to Warrantholder a written statement as to whether the Company has complied with such information and requirements.

    7.6 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Securities and all related rights granted to Warrantholder by the Company under this Section 7 may be transferred or assigned by Warrantholder only to a transferee or assignee of not less than 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), PROVIDED that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Securities with respect to which such registration rights are being transferred or assigned, and, PROVIDED FURTHER, that the transferee or assignee of such rights assumes the obligations of Warrantholder under this Section 7.

    7.7 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, Warrantholder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Warrantholder (other than those included in the registration) during the one hundred twenty (120) day period following the effective date of a registration statement of the Company filed under the Securities Act.

    The obligations described in this Section 7.7 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Securities subject to the foregoing restriction until the end of such one hundred twenty (120) day period.

    Each time the Company invokes its Market Stand-off rights under this
Section 7.7 while the Warrantholder is entitled to make a Demand Request, the period during which the Warrantholder shall be entitled to make a Demand Request under Section 7.2 hereof shall be extended by an additional one hundred twenty
(120) days; PROVIDED, HOWEVER, that the Warrantholder's Demand Request period will not be extended following the first Market Stand-Off unless such Market Stand-Off occurs within one hundred twenty (120) days of the expiration of the Warrantholder's Demand Request period.

    7.8 INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Section 7:

    (a) To the extent permitted by law, the Company will indemnify and hold harmless the Warrantholder, any person or entity to or through whom the Warrantholder sells Registerable Securities that may be deemed to be an underwriter (as defined in the Securities Act), any officer, director, partner or agent thereof, and each person, if any, who controls the Warrantholder or underwriter within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other United States federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any related registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or offering circular or in any application or other document or communication executed by or on behalf of the Company relating to such registration (together, "Selling Documents"), (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or other United States federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or other United States federal or state securities law; and the Company will pay to the Warrantholder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as incurred; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 7.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Warrantholder, underwriter or controlling person.

    (b) To the extent permitted by law, the Warrantholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Selling Document, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any officer, director, partner or agent thereof and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other United States federal or state securities law insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Warrantholder expressly for use in connection with such registration; and the Warrantholder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 7.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 7.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Warrantholder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this subsection 7.8(b) exceed the proceeds (net of underwriting discounts and commissions) from the related offering of the Registerable Securities received by the Warrantholder.

    (c) After receipt by an indemnified party under this Section 7.8 of notice of the commencement of any action (including any governmental action) involving a claim referred to in Sections 7.8(a) or 7.8(b) hereof, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 7.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.8.

    (d) If the indemnification provided for in this Section 7.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that in any such case, (A) the Warrantholder will not be required to contribute any amount in excess of the proceeds (net of underwriting discounts and commissions) received by the Warrantholder from all Registrable Securities offered and sold by the Warrantholder pursuant to the applicable Selling Document; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into by the Company in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control, PROVIDED that the Warrantholder is a signatory to the underwriting agreement.

    (f)  The obligations of the Company and the Warrantholder under this
Section 7.8 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 7 and otherwise.

    8.   NOTICES OF CORPORATE ACTION.

    In the event of

    (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

    (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any Change of Control, or

    (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up and (iii) that in the event of a Change of Control, the Warrants are exercisable immediately prior to the consummation of such Change of Control. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 20 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision
(ii).

    9.   DEFINITIONS.

    As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

    BUSINESS DAY: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the City of New York, State of New York.

    CHANGE OF CONTROL: shall mean (i) the consolidation of the Company with or merger of the Company with or into any other person in which the Company is not the surviving corporation, (ii) the sale of all or substantially all of the assets of the Company to any other person or (iii) any sale or transfer of any capital stock of the Company after the date of this agreement, following which more than fifty percent (50%) of the combined voting power of the Company becomes beneficially owned by one person or group acting together. For purposes of this definition, "group" shall have the meaning as such term is used in
Section 13(d)(1) under the Exchange Act.

    COMPANY:  The Immune Response Corporation, a Delaware corporation.

    EXCHANGE ACT: the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to a comparable section, if any, of any successor federal statute.

    EXERCISE FORM:  an Exercise Form in the form annexed hereto as Exhibit A.

    EXERCISE PRICE: the meaning specified on the cover of this Warrant, as such price may be adjusted pursuant to Section 6 hereof.

    NASDAQ:  the meaning specified in Section 1.1(c)(ii).

    SEC: the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

    SECURITIES ACT: the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor federal statute.

    WARRANTHOLDER:  the meaning specified on the cover of this Warrant.

    WARRANT SHARES: the meaning specified on the cover of this Warrant, subject to the provisions of Section 6.

    10.  MISCELLANEOUS.

    10.1 ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant and supersede all prior agreements and understandings, both written and oral, with regard to the subject matter hereof.

    10.2 BINDING EFFECTS; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

    10.3 AMENDMENTS AND WAIVERS. This Warrant may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Warrantholder. Either the Company or the Warrantholder may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

    10.4 SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

    10.5 FURTHER ASSURANCES. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this agreement.

    10.6 NOTICES. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

    (a)  if to the Company, addressed to:

         The Immune Response Corporation
         5935 Darwin Court
         Carlsbad, California 92008
         Attention:  President
         Telecopier:  (619) 431-8636

    (b)  if to the Warrantholder, addressed to:

         Dennis J. Carlo, Ph.D.
         The Immune Response Corporation
         5935 Darwin Court
         Carlsbad, California 92008
         Telecopier:  (619) 431-8636

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

    10.7 SEVERABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

    10.8 GOVERNING LAW. This Warrant shall be governed by and interpreted in accordance with the laws of the State of Delaware, except as they may be preempted by federal law. In any action brought or arising out of this Warrant, the Warrantholder and the Company hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law.
4
    10.9 TERMINATION. This Warrant shall expire at 5:00 P.M., Pacific standard time, on the fourth anniversary hereof; PROVIDED, HOWEVER, that the rights and obligations of the Company and the Warrantholder under Section 7.8 hereof shall survive such termination.

    10.10 NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company until the Warrantholder exercises this Warrant in whole or in part, or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

    Dated: April 17, 1997.


                             THE IMMUNE RESPONSE CORPORATION


                             By     /s/ Charles J. Cashion
                                ------------------------------------------
                             Title    Vice President
                                  ----------------------------------------

                                      EXHIBIT A


THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                    EXERCISE FORM

                    (To be executed upon exercise of this Warrant)

    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and (check one):


    / / herewith tenders payment for _______ of the Warrant Shares to the order of The Immune Response Corporation in the amount of $_________ in accordance with the terms of this Warrant; or

    / / herewith tenders this Warrant for _______ Warrant Shares pursuant to the Net Issue Exercise provisions of Section 1.1(b) of the Warrant.

The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

    In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired for investment solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

    Dated:                     .
            -------------------

                                       Signature
                                                 ------------------------------


                                                 ------------------------------
                                                          (Print Name)


                                                 ------------------------------
                                                        (Street Address)


                                                 ------------------------------
                                                 (City)     (State)  (Zip Code)

    If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                   PROMISSORY NOTE



Loan Amount:  $1,484,232.75                                 Carlsbad, California
Interest Rate:  5.73%                                             April 17, 1997


         FOR VALUE RECEIVED, the undersigned, DENNIS J. CARLO, Ph.D. ("Borrower"), hereby promises to pay to the order of THE IMMUNE RESPONSE CORPORATION, a Delaware corporation ("Lender"), at 5935 Darwin Court, Carlsbad, California, 92008 or such other place as Lender may designate by written notice to Borrower, by wire transfer of immediately available funds, the principal sum of ONE MILLION FOUR HUNDRED EIGHTY-FOUR THOUSAND TWO HUNDRED THIRTY-TWO AND 75/100 DOLLARS ($1,484,232.75), with interest, to be paid as set forth below.

    1. PAYMENTS. The entire principal balance of this Promissory Note (this "Note"), together with all accrued and unpaid interest thereon, shall be due and payable on September 30, 1997 (the "Maturity Date"). Interest on the outstanding principal balance hereunder shall accrue at the rate of 5.73% per annum, calculated on the basis of a three hundred and sixty-five day year.

    2. PURPOSE OF NOTE. Borrower acknowledges that the purpose of the loan evidenced by this Note is to provide partial financing for the purchase of 253,715 shares of Lender's common stock and warrants to purchase 253,715 shares of such common stock.

    3. PREPAYMENT. Borrower may prepay all or any portion of this Note at any time without penalty, fee or acceleration prior to the Maturity Date of this Note.

    4. SECURITY. This Note is a full-recourse note. Payment of this Note is secured by a certain Stock Pledge Agreement (the "Pledge Agreement") of even date herewith among Borrower, Lender, and Kevin B. Kimberlin, as Pledgor, encumbering Pledgor's interest in certain shares of capital stock at such time as permitted under that certain lock-up agreement to which Pledgor is a party (described in EXHIBIT A hereto), and as more particularly described in the Pledge Agreement.

    5. ACCELERATION OF DUE DATE. The entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, shall, at the election of

Lender, become immediately due and payable upon the occurrence of any of the following, irrespective of the payment schedule set forth in Paragraph 1 of this
Note:

         (a) Any failure on the part of Borrower to make any payment under this Note when the same is due;

         (b) Any failure on the part of Borrower to perform or observe any of his obligations under the Pledge Agreement or any other security instrument which secures this Note as and when performance is due;

         (c) If at any time Borrower shall admit in writing his inability to pay his debts as they become due, or shall make any assignment for the benefit of any creditors, or shall file a petition seeking any reorganization, arrangement, composition, readjustment or similar release under any present or future statute, law or regulation, or on the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy or insolvency.

    6. COLLECTION COSTS BORNE BY BORROWER. Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in any action brought to enforce the terms of this Note and/or to collect this Note, and any appeal thereof.

    7.   MISCELLANEOUS.

    (a) No delay or omission on the part of Lender in exercising any right under this Note or under the Pledge Agreement or any other security agreement given to secure this Note shall operate as a waiver of such right or of any other right under this Note.

    (b) In the event of default under this Note, Lender shall notify Borrower and Pledgor and both Pledgor and Borrower shall have fifteen (15) days from the date of notice of default and demand for payment in which to cure such default. Such notice may be by written notice mailed to both Pledgor and Borrower at the last address given to Lender by each and shall be deemed received three (3) days after being mailed by certified, first-class mail, return receipt requested or the next day mailed by overnight delivery.

    (c) Borrower hereby waives presentment for payment, demand, notice of demand and of dishonor and non-payment of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. The pleading of any statute of limitations as a defense to any demand against the Borrower, any endorsers, guarantors and sureties of this Note is expressly waived by each and all of such parties to the extent permitted by law. Time is of the essence under this Note, subject to Section 7(b).

     (d) Any payment hereunder shall first be applied to any collection costs, then against accrued and unpaid interest hereunder and then against the outstanding principal balance of this Note.

    8. LATE CHARGE. If payment of principal or interest under this Note shall not be made within ten (10) days after the date due, Borrower agrees to pay, in addition to the unpaid principal or interest, a sum equal to two percent (2%) of the unpaid principal or interest, which sum Borrower agrees represents a fair and reasonable estimate, considering all of the circumstances existing on the date of this Note, of the costs and expenses incident to handling and collecting such delinquent payment that will be sustained by Lender due to the failure of Borrower to make timely payment. The parties further agree that proof of actual damages would be costly and impracticable. Such charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or under the Pledge Agreement or from exercising any of the other rights and remedies of Lender.

    9. GOVERNING LAW. This Note shall be governed by and interpreted in accordance with the laws of the State of Delaware, except as they may be preempted by federal law. In any action brought or arising out of this Note, Borrower and Lender hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law.

    10.  DEFINITIONS.

         BUSINESS DAY. As used in this Note the term "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday observed by employees of the State of California.

    11. SUCCESSORS. This Note shall be binding upon Borrower and the personal representatives, heirs, successors and assigns of Borrower.

    12. SEVERABILITY. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

    13. MAXIMUM INTEREST PAYABLE. All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned and the holder hereof.



                                         /s/ Dennis J. Carlo, Ph.D.
                                       ---------------------------------------
                                             Dennis J. Carlo, Ph.D.

                                STOCK PLEDGE AGREEMENT


    This STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of April 15, 1997 by and among Dennis J. Carlo, an individual ("Beneficiary"), Kevin B. Kimberlin, and individual ("Pledgor"), and THE IMMUNE RESPONSE CORPORATION, a Delaware corporation ("Pledgee") with reference to the facts set forth in the Recitals below:


                                       RECITALS

    WHEREAS, Pledgor is a co-founder of Pledgee and has been a director of Pledgee since 1986;

    WHEREAS, Beneficiary is the President, Chief Executive Officer and a director of Pledgee;

    WHEREAS,  Pledgor is an individual of substantial net worth;

    WHEREAS, Beneficiary and Pledgee have entered into a Unit Purchase Agreement, of even date herewith, pursuant to which Beneficiary has purchased from Pledgee 253,715 Units, each Unit consisting of one share of Pledgee's Common Stock and a warrant to purchase one share of Pledgee's Common Stock. As partial consideration for Pledgee's Units, and for other good and valuable consideration, Beneficiary has delivered to Pledgee that certain Promissory Note (the "Note"), dated as of April 17, 1997, executed by Beneficiary in favor of Pledgee in the principal amount of ONE MILLION FOUR HUNDRED EIGHTY-FOUR THOUSAND TWO HUNDRED THIRTY-TWO AND 75/100 DOLLARS ($1,484,232.75)(the "Loan");

    WHEREAS, to induce Pledgee to make the Loan, Pledgor has agreed to pledge to Pledgee as security for repayment of the Loan certain shares of capital stock with a fair market value approximately equal to double the principal amount of the Loan; and

    WHEREAS, Beneficiary has agreed not to sell any shares of Pledgee's Common Stock purchased pursuant to the Unit Purchase Agreement prior to maturity of the Note and repayment of the Loan:

    NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor, Pledgee and Beneficiary hereby agree as follows:

    1. PLEDGE. In consideration of Pledgee's making of the Loan to Beneficiary, receipt of which is hereby acknowledged, Pledgor hereby agrees and covenants to pledge, grant a security interest in, assign, transfer and deliver to Pledgee, as collateral security for the payment and performance in full when due by Beneficiary of the Obligations (defined below), and on the earliest date permitted under that certain lock-up agreement to which Pledgor is a party (described in EXHIBIT A hereto, the "Lock-up Agreement"), a number of shares of capital stock, more particularly described on the attached SCHEDULE 1, having an aggregate fair market value at the time transferred to Pledgee equal to double the principal amount of the Loan (collectively, the "Pledged Shares"), together with the certificates evidencing same, which certificates shall be duly endorsed in blank or accompanied by stock powers duly executed in blank.

    From the date hereof until such time as the Pledged Shares may be transferred to Pledgee in accordance with this Section 1 and the Lock-up Agreement, Pledgor shall segregate and hold separate for safekeeping the Pledged Shares and the certificates evidencing the same.

    2. OBLIGATIONS SECURED. Subject only to the time restrictions contained in the Lock-up Agreement, this Agreement is made, and the security interest pledged herein will be given, to secure payment and performance in full of all obligations (collectively the "Obligations") of Beneficiary owing to Pledgee under the Note, and to secure performance in full of all Obligations of both Beneficiary and Pledgor owing to Pledgee under this Agreement, together with all extensions, amendments, restatements, modifications, supplements and renewals thereof, when the same shall become due, whether at maturity, at a time fixed for payment or by acceleration or otherwise, in accordance with the terms of the Note, together with Beneficiary's and Pledgor's performance and compliance with all other terms and conditions of this Agreement and any other agreement now or in the future entered into between Beneficiary and Pledgee with respect to the Loan or any modifications, amendments, restatements, supplements or renewals thereof.

    3. ATTORNEY-IN-FACT. Subject to the rights of Pledgor provided for in this Agreement and the time restrictions contained in the Lock-up Agreement, Pledgor hereby irrevocably agrees and covenants to appoint Pledgee as Pledgor's attorney-in-fact, coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor, Pledgee or otherwise, from time to time to take any action, execute any document, instrument or other agreement which Pledgee reasonably may deem necessary or advisable, in its sole discretion, to accomplish the purposes of this Agreement, including without limitation, to arrange for the transfer of the Pledged Shares on the books of the issuer to the name of Pledgee.

    4. DIVIDENDS. After the Pledged Shares have been transferred to Pledgee in accordance with Section 1 hereof and for the remaining term of this Agreement, all dividends and other amounts received in cash by Pledgee as a result of Pledgee's record ownership of the Pledged Shares shall be applied to the payment of the principal and interest on the Loan.

    5. VOTING RIGHTS. During the term of this Agreement, and as long as Beneficiary is not in default in the performance of any of the terms of this Agreement, or in the payment of the principal or interest of the Loan, or with respect to any of the other Obligations, Pledgor shall have the right to vote the Pledged Shares on all corporate questions. Pledgee shall execute due and timely proxies in favor of Pledgor to this end.

    6. REPRESENTATIONS AND WARRANTIES OF PLEDGOR. Pledgor represents and warrants: that Pledgor is the legal and beneficial owner of the Pledged Shares; that Pledgor has owned the Pledged Shares for two (2) or more years; that there are no restrictions on the transfer of any of the Pledged Shares, other than as may appear on the face of the certificates thereof and those contained in the Lock-up Agreement; that Pledgor has the right and power to transfer the Pledged Shares free of any encumbrances or liens, without obtaining the consents of any other party or parties; that Pledgor is not now and has never been an officer or director of the issuer of the Pledged Shares; and that Pledgor is not now an affiliate (as such term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) of the issuer of the Pledged Shares.

    7. ADJUSTMENTS. In the event that during the term of this Agreement, any share dividend, reclassification, readjustment or other change is declared or made in the capital structure of the company that has issued the Pledged Shares, all new, substituted and additional shares, or other securities issued by reason of any such change with respect to the Pledged Shares, shall be transferred to and held by Pledgee in the same manner as the Pledged Shares originally pledged to Pledgee under this Agreement.

    8. WARRANTS AND RIGHTS. In the event that during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the Pledged Shares, such warrants, rights and options shall be immediately assigned by Pledgee to Pledgor, and if exercised by Pledgor, all new shares or other securities so acquired by Pledgor as a result thereof shall be immediately assigned to Pledgee to be held in the same manner as the Pledged Shares originally pledged under this Agreement and shall in all respects be subject to the terms of this Agreement.

    9. PAYMENT OF LOAN. Upon payment in full, at maturity, of all principal and interest due to Pledgee under the Note, together with any other amounts due to Pledgee under the terms of the Note or this Agreement, less amounts received and applied by Pledgee in reduction of the Loan, and upon full satisfaction of all of the other Obligations provided for under this Agreement and the Note, Pledgee shall transfer to Pledgor all of the Pledged Shares and all rights received by Pledgee as a result of Pledgee's record ownership of the Pledged Shares and this Agreement shall terminate. Notwithstanding the above requirement that the Obligations be satisfied in full prior to Pledgee's release of its interest in the Pledged Shares under this Agreement, Pledgee shall extend all reasonable cooperation to Pledgor in connection with any proposed sale by Pledgor of the Pledged Shares, provided the proceeds of such sale shall be applied by Pledgor to repay the Loan in full, together with all other amounts owed to Pledgee with respect to the Obligations.

    10. DEFAULT. In the event that Beneficiary defaults in the performance of any of the material terms of this Agreement, or on the payment at maturity of the principal or interest of the Loan, or defaults with respect to any of the Obligations, Pledgee shall have all of the rights and remedies provided to it and be subject to the obligations under the Delaware Uniform Commercial Code with respect to such default or nonperformance. In this connection, after the Pledged Shares have been transferred to Pledgee in accordance with Section 1 hereof, Pledgee may, as permitted by the Delaware Uniform Commercial Code, and without liability for any diminution in price that may have occurred, sell all of the Pledged Shares in the manner and for the price that Pledgee may determine upon fifteen (15) days written notice to both Beneficiary and Pledgor of the time and place of any public sale or the time after which any private sale is to be made. At any bona fide public sale, Pledgee shall be free to purchase all or any part of the Pledged Shares. Out of the proceeds of any sale of the Pledged Shares, Pledgee may retain an amount equal to the principal and interest then due with respect to the Loan under the Note, plus any other amounts due with respect to the Obligations or otherwise under the Note, plus the amount of the expenses of the sale, and shall pay any balance of the proceeds of any sale to Pledgor after satisfaction of all of the Obligations. If Beneficiary defaults in the performance of any of the Obligations before the Pledged Shares have been transferred to Pledgee in accordance with Section 1 hereof, or if the proceeds of the sale of such Pledged Shares are insufficient to cover the principal and interest of the Loan and other amounts due with respect to the Obligations, including expenses of the sale, Beneficiary shall remain liable to Pledgee for any deficiency in accordance with applicable provisions of the Delaware Uniform Commercial Code.

    11. MISCELLANEOUS. This Agreement and the Note shall be governed by and interpreted in accordance with the laws of the State of Delaware, except as they may be preempted by federal law. In any action brought or arising out of this Agreement or the Note, Pledgor, Pledgee and Beneficiary hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence in each term of this Agreement and the Note. If any provision of this Agreement or the Note shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof. This Agreement may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same Agreement. The Recitals and any Schedules attached to this Agreement are hereby incorporated into this Agreement by this reference.

    12. INTEGRATION; INTERPRETATION. The Agreement and the Note contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Agreement and the Note shall not be modified except by written instrument executed by all parties.

    13. FURTHER ASSURANCES; SUBSTITUTION OF COLLATERAL. Beneficiary and Pledgor shall execute, acknowledge and deliver, upon written request of Pledgee, any and all further documents, agreements or other instruments, and take such further actions, as Pledgee may reasonably require for carrying out the purpose and intent of the covenants set forth in this Agreement. If at any time, the value of the Pledged Shares declines to such an extent that in the reasonable opinion of Pledgee such collateral is inadequate either to secure satisfaction of Beneficiary's Obligations or to satisfy the requirements of Federal Reserve Board Regulation G, Pledgee may require Pledgor to substitute reasonably equivalent collateral for some or all of the Pledged Shares as security for Beneficiary's satisfaction of the Obligations, which substituted collateral shall be acceptable to Pledgee in its sole discretion and shall be subject, in all respects, to the terms and conditions of this Agreement upon such substitution. Pledgor shall execute, acknowledge and deliver such additional documents, agreements and instruments with respect to such substituted collateral as Pledgee may require, including without limitation, mortgages, deeds of trust or financing statements, in form and content sufficient to perfect Pledgee's security interest in such substituted collateral.

    IN WITNESS WHEREOF, Pledgor, Pledgee and Beneficiary have caused this Agreement to be duly executed as of the date first written above.

PLEDGOR                                PLEDGEE

                                       THE IMMUNE RESPONSE CORPORATION
  /s/ Kevin B. Kimberlin
------------------------------
   Kevin B. Kimberlin

                                       By     /s/ Charles J. Cashion
                                          -------------------------------------
                                       Title    Vice President
                                            -----------------------------------


BENEFICIARY



 /s/ Dennis J. Carlo, Ph.D.
------------------------------
 Dennis J. Carlo, Ph.D.